EXHIBIT 40
                                          GE Healthcare Financial Services, Inc.
                                                   2 Wisconsin Circle, 4th Floor
                                                           Chevy Chase, MD 20815
                                                                    301 664-9825


                                 March 12, 2003

LASERSIGHT INCORPORATED
LASERSIGHT TECHNOLOGIES, INC.
LASERSIGHT CENTERS INCORPORATED
LASERSIGHT PATENTS, INC.
PHOTOMED ACQUISITION, INC.
MRF, INC.
L.S. EXPORT, LTD.
LST LASER, S.A.
LASERSIGHT EUROPE GMBH

c/o LaserSight Incorporated
3300 University Boulevard, Suite 140
Winter Park, Florida  32792
Attention:  Mr. Greg Wilson, CFO

Re: Loan and Security Agreement dated as of March 12, 2001 (as amended from time to time, the "Agreement") by and among LASERSIGHT INCORPORATED, a Delaware corporation, LASERSIGHT TECHNOLOGIES, INC., a Delaware corporation,  LASERSIGHT  CENTERS  INCORPORATED,  a  Delaware  corporation,
     LASERSIGHT PATENTS, INC., a Delaware corporation, PHOTOMED ACQUISITION, INC., a Delaware corporation, MRF, INC., a Missouri corporation, L.S. EXPORT, LTD., a company formed under the laws of the U.S. Virgin Islands, LST LASER, S.A., a company formed under the laws of Costa Rica, and LASERSIGHT EUROPE GMBH, a company formed under the laws of Germany (collectively, "Borrower"), and HELLER HEALTHCARE FINANCE, INC., a Delaware corporation ("Lender"), providing for a revolving credit loan in the maximum aggregate principal amount of $10,000,000 (the "Revolving Credit Loan");

     Amended and Restated Secured Term Note dated as of February 15, 2002 (as amended from time to time, the "Term Note") by Borrower in favor of Lender evidencing a term loan in the initial principal sum of $3,000,000 (the "Term Loan", and collectively with the Revolving Credit Loan, the "Loans")

Dear Mr. Wilson:

         Reference is made to the Loan Agreement and the Term Note. All capitalized terms used but not defined in this letter agreement shall have the respective meanings given them in the Loan Agreement.

         The Loans each mature on March 12, 2003. Borrower has requested that Lender extend the maturity of each Loan to April 12, 2003. Accordingly, upon Lender's receipt of written acceptance of this letter agreement by Borrower, the maturity of each of the Loans shall be deemed extended until April 12, 2003. Such extension is made upon the following terms and conditions:

         1. The entire remaining principal balance of each Loan then outstanding, together with all unpaid interest accrued thereon, and all other unpaid fees, costs and charges, shall become immediately due and payable on April 12, 2003, if payment is not made or demanded sooner; provided that advances made under the Revolving Credit Loan during such extension period shall be subject to Lender's sole discretion.

         2. Borrower hereby confirms and agrees to the following:

                  (a) Any further extension of either Loan must be made via binding written agreement, and no such agreements exist as of the date of this letter agreement. No past, present or future verbal discussions with regard to a further extension of either of the Loans shall be binding upon Lender. No representations have been made by Lender as to any future extension of either Loan.

                  (b) Borrower has no defenses, counterclaims, setoffs, recoupments or other adverse claims or causes of action of any kind existing with respect to the Loans, the Obligations, the Loan Documents or this letter agreement.

                  (c) The Loan Documents, and all covenants, agreements and conditions set forth therein, are hereby ratified and reaffirmed by Borrower as of the date hereof and shall remain in full force and effect as modified herein. Nothing herein is intended or shall be construed to constitute a novation of the Loan Documents or the lending relationship between Borrower and Lender.

                  (d) Nothing herein is intended or shall be construed to waive
(i) any defaults which may now or in the future exist under the Loan Documents or (ii) any rights and remedies of Lender in respect of such defaults, including, but not limited to, the right to accelerate the maturity of either Loan.

                  (e) Borrower hereby fully, finally, and absolutely and forever releases and discharges Lender and its present and former directors, shareholders, officers, employees, agents, representatives, successors and assigns, and their separate and respective heirs, personal representatives, successors and assigns, from any and all actions, causes of action, claims, debts, damages, demands, liabilities, obligations and suits, of whatever kind or nature, in law or equity of Borrower, whether now known or unknown to Borrower, and whether contingent or matured (i) in respect of either Loan, the Loan Agreement, the Term Note or any other Loan Document, or the actions or omissions

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

of Lender in respect of either Loan, the Loan Agreement, the Term Note or the Loan Documents; or (ii) arising from events occurring prior to the date of this letter agreement.

3. This letter agreement shall be governed by and construed in accordance with the laws of the State of Maryland. This letter agreement may be executed in any number of counterparts, including by facsimile signature, each of which shall be deemed an original, but all of which together shall constitute but one instrument.

         4. Borrower shall pay Lender an extension fee of one thousand dollars ($1,000.00). This fee shall be non-refundable. If on or prior to April 12, 2003, Lender agrees to renew either Loan for one year from the Closing Date, this extension fee may be applied toward payment of the renewal commitment fee.

                               [SIGNATURES FOLLOW]

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

         Please indicate your agreement with the terms and conditions set forth above by signing below where indicated and returning the countersigned letter to me by facsimile (301-664-9890).

                                       Very truly yours,

                                       HELLER HEALTHCARE FINANCE, INC.


                                       By:    /s/R. Hanes Whiteley
                                       Name:  R. Hanes Whiteley
                                       Title: Vice President

THE FOREGOING IS ACKNOWLEDGED AND AGREED TO AS OF THIS 12th DAY OF MARCH, 2003.

LASERSIGHT INCORPORATED
a Delaware corporation

By:    /s/ Gregory L. Wilson
Name:  Gregory L. Wilson
Title: Secretary

LASERSIGHT TECHNOLOGIES, INC.
a Delaware corporation

By:    /s/ Gregory L. Wilson
Name:  Gregory L. Wilson
Title: Secretary

LASERSIGHT CENTERS INCORPORATED
a Delaware corporation

By:    /s/ Gregory L. Wilson
Name:  Gregory L. Wilson
Title: Treasurer

LASERSIGHT PATENTS, INC.
a Delaware corporation

By:    /s/ Gregory L. Wilson
Name:  Gregory L. Wilson
Title: Secretary

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

PHOTOMED ACQUISITION, INC.
a Delaware corporation

By:    /s/ Gregory L. Wilson
Name:  Gregory L. Wilson
Title: Secretary

MRF, INC.
a Missouri corporation

By:    /s/ Gregory L. Wilson
Name:  Gregory L. Wilson
Title: Secretary

L.S. EXPORT, LTD. a company organized under the laws of the U.S. Virgin Islands

By:    /s/ Gregory L. Wilson
Name:  Gregory L. Wilson
Title: Treasurer

LST LASER, S.A.
a company organized under the laws of Costa Rica

By:    /s/ Gregory L. Wilson
Name:  Gregory L. Wilson
Title: Treasurer

LASERSIGHT EUROPE GMBH
a company organized under the laws of Germany

By:    /s/ Gregory L. Wilson
Name:  Gregory L. Wilson
Title: Managing Director


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